UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2017 (January 9, 2017)

NAC Global Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-49655	87-0678927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South

Suite 1115

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (281) 953-7490

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2017, Mr. Filippo Puglisi notified the board of directors of NAC Global Technologies, Inc. (the “Company”) of his decision to resign as Chief Financial Officer of the Company for personal reasons, effective immediately.

Notwithstanding his resignation as the Company’s Chief Financial Officer, Mr. Puglisi will continue to serve as a director of the Company. The Company plans to seek qualified candidates to serve as Chief Financial Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2017	NAC Global Technologies, Inc.

	By:	/s/ Vincent Genovese
		Name:	Vincent Genovese
		Title:	Chief Executive Officer

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